Exhibit 99.1

GENERAL CERTIFICATE OF

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

Any capitalized terms used but not defined herein, including on Schedule I hereto, shall have the meanings assigned to such terms in the Issuer Servicing Agreement (as defined below). Great Lakes Educational Loan Services, Inc., a Wisconsin corporation (the “Servicer”), does hereby certify and agree to the following with respect to the issuance by Goal Capital Funding Trust 2006-1 (the “Issuer”, which is referred to in Exhibit A hereto as the “trust”) of its Student Loan Asset-Backed Notes (collectively, the “Notes”, and such issuance, the “Transaction”):

1.	The execution and delivery of the Student Loan Servicing Agreement dated as of May 25, 2006 (the “Issuer Servicing Agreement”) between the Servicer and the Issuer and the Student Loan Servicing Agreement dated as of October 1, 2005 (the “Depositor Servicing Agreement” and, together with the Issuer Servicing Agreement, the “Servicing Agreements”) between the Servicer and Goal Capital Funding, LLC (the “Depositor”) and the consummation of the transactions contemplated by the Servicing Agreements and the fulfillment of and compliance with the terms and conditions thereof, did not, do not and will not materially violate, conflict with or constitute a material breach of or default in any material respect under any agreement or instrument to which the Servicer is a party or by which it is bound, materially conflict with or contravene any existing law to which it is subject, or materially violate its organizational documents.

2.	There are no proceedings pending or overtly threatened in writing against the Servicer in any court or before any governmental authority or arbitration board or tribunal wherein an unfavorable decision, ruling or finding would materially adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, the Servicing Agreements.

3.	The Servicer is not in violation of its organizational documents or any agreement or other instrument to which it is a party or by which it is bound, which violation would materially adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, the Servicing Agreements; provided however, that the U.S. Secretary of Education’s powers under Section 422(g) and 428(c)(9)(F)(vi) of the Higher Education Act of 1965 as amended (the “Act”) have been posited by the United States Department of Education (the “Department”) as bases to reach non-federal reserves. In such event, the Servicer’s ability to meet its obligations under the Servicing Agreements could be adversely impacted.

4.	The Servicer is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, nor has the Servicer failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or the conduct of its business, which violation or failure of the foregoing might adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, any of the Servicing Agreements.

5.	Except as provided in the Act as noted above, the Servicer is not a party to or bound by any agreement or instrument or subject to any enabling act or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation, determination or award which may materially and adversely affect the ability of the Servicer to perform its obligations under the Servicing Agreements.

6.	No consent, approval, license, exemption or authorization of, or filing or registration with, any governmental body, that has not been made or obtained, was, is or will be required in connection with the execution and delivery of the Servicing Agreements.

7.	None of the assurances or representations of fact made by the Servicer in the Servicing Agreements is inaccurate in any material respect, and the Servicer is in compliance in all material respects with all material provisions of the Servicing Agreements.

8.	There has been no material adverse change in the financial condition of the Servicer since the date of the last audited financial statements of the Servicer, dated December 31, 2005.

9.	The information with respect to the Servicer and the Issuer Servicing Agreement attached hereto as Exhibit A, as of the date of each of the free writing prospectus dated May 8, 2006, the preliminary prospectus supplement dated May 17, 2006 and the prospectus supplement dated May 18, 2006 relating to the offering of the Notes (collectively, the “Offering Documents”), at all times subsequent, through and including the date hereof, did not and does not contain any untrue statement of a Material fact as it relates to the Servicer or omit to state any Material fact necessary to make the statements therein not misleading and sets forth completely and accurately the following information:

a)	the name and form of organization of the Servicer;

b)	the length of time the Servicer has been servicing student loans (and any other types of assets);

c)	to the extent Material, the Servicer’s experience with and procedures for servicing student loans of the same type as are included in the Transaction (“Student Loans”), including information about the size, composition and growth of the Servicer’s portfolio of Student Loans and information on factors related to the Servicer that may be Material to an analysis of the servicing of the Student Loans;

d)	any Material changes to the Servicer’s policies or procedures in the servicing function it will perform in the Transaction for Student Loans during the past three years;

e)	information regarding the Servicer’s financial condition to the extent that there is a Material risk that the effect on one or more aspects of servicing resulting from such financial condition could have a Material impact on pool performance or performance of the Notes;

f)	to the extent Material, any special or unique factors involved in servicing by the Servicer;

g)	to the extent Material, the manner in which collections on the assets will be maintained, such as through a segregated collection account, and the extent of commingling of funds that occurs or may occur from the assets with other funds, serviced assets or other assets of the Servicer;

h)	to the extent Material, the Servicer’s process for handing delinquencies;

i)	any legal proceeding that is Material to security holders pending against the Servicer or of which any property of the Servicer is subject;

j)	any legal proceeding known to be contemplated by governmental authorities against the Servicer that is Material to security holders; and

k)	whether and how the Servicer is an affiliate of Great Lakes Higher Education Guaranty Corporation, including any business relationship, agreement, arrangement, transaction or understanding that currently exists or that existed during the past two years that is Material to an investor’s understanding of the asset-backed securities.

10.	The Servicer is not an affiliate of any of the following:

i.	The Bank of New York;

ii.	The Bank of New York Trust Company, N.A.;

iii.	JPMorgan Chase Bank, N.A.;

iv.	ACS Education Services, Inc.

v.	Massachusetts Higher Education Assistance Corporation doing business as American Student Assistance; or

vi.	Goal or Higher Education Finance, LLC.

11.	The Servicer consents to the use of the information attached hereto as Exhibit A in the Offering Documents.

12.	The Servicer agrees to promptly furnish to the Issuer, the Depositor, any designated affiliates of the Issuer, Goal or any third party, from time to time upon request, such information, reports and financial statements within its control related to the Servicer and the Servicing Agreements and the loans covered thereby (the “Loans”) as the Issuer or Goal reasonably deems appropriate to prepare and file all necessary reports (i) required to be filed with the Securities and Exchange Commission (ii) requested in connection with the Sarbanes-Oxley Act of 2002 or (iii) required by any documents relating to the Transaction. The Issuer shall cause the Servicer to be reimbursed for its reasonable incremental costs paid to third parties in providing such information.

13.	Without limiting the foregoing, in addition to any reports or other information required to be delivered under the Servicing Agreements, the Servicer agrees to provide the following information to Goal, the Issuer and Depositor on or before the 20th day of each calendar month (or, if such day is not a Business Day, the preceding Business Day), beginning June 20, 2006:

a)	Any guaranty payments accrued or paid with respect to any guaranties with respect to the Student Loans.

b)	Any Material changes in how delinquencies, charge-offs and uncollectable accounts are defined or determined, addressing the effect of any grace period, re-aging, restructure, partial payments considered current or other practices on delinquency and loss experience.

c)	Any Material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become Material over time.

d)	Material breaches of representations, warranties or covenants by the Servicer.

e)	The number of pool assets and the aggregate outstanding principal balance of pool assets serviced by the Servicer and, if such pool assets are not all of the pool assets guaranteed by Great Lakes Higher Education Guaranty Corporation (the “Guarantee Agency”), the number of pool assets and the aggregate outstanding principal balance of pool assets guaranteed by the Guarantee Agency, in each case as of the May 23, 2006.

f)	Legal Proceedings

i.	any legal proceeding that is Material to security holders pending against the Servicer or of which any property of the Servicer is subject.

ii.	any legal proceeding known to be contemplated by governmental authorities against the Servicer that is Material to security holders.

As to such proceedings which have been terminated, provide similar information, including the date of termination and a description of the disposition thereof. A legal proceeding need only be reported in the first period in which it first became a reportable event and in subsequent periods in which there have been Material developments.

g)	Bankruptcy or Receivership

i.	If a receiver, fiscal agent or similar officer has been appointed for the Servicer or its parent, in a proceeding under the U.S. Bankruptcy Code or in any other proceeding under state or federal law in which a court or governmental authority has assumed jurisdiction over substantially all of the assets or business of the Servicer or its parent, or if such jurisdiction has been assumed by leaving the existing directors and officers in possession but subject to the supervision and orders of a court or governmental authority, the following information:

A.	the name or other identification of the proceeding;

B.	the identity of the court or governmental authority;

C.	the date that jurisdiction was assumed; and

D.	the identity of the receiver, fiscal agent or similar officer and the date of his or her appointment.

ii.	If an order confirming a plan of reorganization, arrangement or liquidation has been entered by a court or governmental authority having supervision or jurisdiction over substantially all of the assets or business of the Servicer or its parent, the following information:

A.	the identity of the court or governmental authority;

B.	the date that the order confirming the plan was entered by the court or governmental authority;

C.	a summary of the Material features of the plan and, pursuant to Item 9.01 of Form 8-K, a copy of the plan as confirmed;

D.	the number of shares or other units of the Servicer or its parent issued and outstanding, the number reserved for future issuance in respect of claims and interests filed and allowed under the plan, and the aggregate total of such numbers; and

E.	information as to the assets and liabilities of the Servicer or its parent as of the date that the order confirming the plan was entered, or a date as close thereto as practicable.

A bankruptcy or receivership need only be reported in the first period in which it first became a reportable event and in subsequent periods in which there have been Material developments.

14.	Without limiting the foregoing, the Servicer agrees to provide to Goal the Issuer and Depositor, on or before March 1 of each year, beginning in 2007:

a)	an annual compliance statement substantially in the form attached hereto as Exhibit B, provided, however, that such statement shall, at Goal’s request and subject to reimbursement by Goal of the Servicer for the Servicer’s reasonable incremental expenses paid to third parties related thereto, also contain such other information as may be necessary to back up any certification required to be delivered by Goal or any of its affiliates or their respective officers. The Servicer agrees that such persons may rely on the certification provided by the Servicer pursuant to this clause in any certifications signed by such Persons in connection with any Securitization;

b)	a report regarding the Servicer’s assessment of compliance with the Servicing Criteria substantially in the form of Exhibit C hereto; and

c)	an attestation report of a nationally recognized public accounting firm with respect to the Servicer’s assessment of compliance furnished pursuant to Section 14(b) hereof, such attestation report to be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, and to include, in addition to the foregoing, such agreed upon procedures and other verifications as may reasonably be requested by Goal.

15.	If any change occurs with respect to the matters represented and warranted in Section 9 hereof, the Servicer shall no later than the 15th of the earliest of the next succeeding February, May, August or November, notify Goal of such change.

16.	In addition to the foregoing provisions, the Servicer shall furnish to Goal any information as Goal may reasonably request from time to time to comply with the Exchange Act and Regulation AB, subject to the payment of Servicer’s reasonable incremental costs paid to third parties, if any, of furnishing the same.

This Certificate may be relied upon and shall be a binding agreement enforceable by Goal, the Depositor, the Issuer, the other parties to the Transaction.

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

Dated: May 25, 2006	By:	/s/ Bruce J. Rashke
Bruce J. Rashke, Chief Administration and Loan Consolidation Officer

Schedule I

“Commission” means the Securities and Exchange Commission, and any successor agency.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Goal” means, collectively, the Issuer, Goal Capital Funding, LLC and Goal Financial, LLC, a California limited liability company.

“Material” means, with respect to a fact, that the truth, falsity, misstatement or omission of such fact could proximately affect the market value of any Note.

“Regulation AB” means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100 et seq. as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Servicing Criteria” means the “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, which are applicable to the Servicer’s role. The Servicing criteria currently in effect are listed in Schedule 1 to Exhibit C hereto.

Schedule I

Exhibit A

SERVICING OF STUDENT LOANS

On the closing date, the trust will enter into servicing agreements with Great Lakes Educational Loan Services, Inc. (“GLELSI”) and ACS Education Services, Inc. (“ACS”) under which GLELSI and ACS, as servicers, will agree to service the trust’s student loans. We expect that substantially all of the student loans we acquire with proceeds of the offered notes will be serviced by GLELSI, with a small portion serviced by ACS. The percentage of the trust’s student loans that each servicer is expected to service is described below in “Characteristics of the Student Loans.” The trust will cause the indenture trustee to pay from the Collection Fund established under the indenture to the servicers’ servicing fees. See “Fees and Expenses” below.

The servicers will be responsible for reporting all pertinent information to the Department of Education in the manner required by regulations of the Department of Education.

The Higher Education Act, the rules and regulations of the guarantee agencies and the indenture require due diligence in the servicing and collection of student loans and the use of collection practices intended by Congress and the Department of Education to be no less extensive and forceful than those generally in use among financial institutions with respect to other consumer debt. These procedural due diligence requirements mandated by Congress and the Department of Education are substantively different from traditional consumer debt servicing.

PAYMENTS ON STUDENT LOANS

Payments received on a trust’s student loans generally will be deposited into a lockbox account at an insured depository institution in the name of the applicable servicer each business day. Payments received on the trust’s student loans will not be segregated from payments received on other student loans serviced by such servicer. Payments received on account of the trust’s student loans will generally be transferred to the indenture trustee for deposit into the Collection Fund no less frequently than on a weekly basis; however, payments are typically transferred more often than weekly. Prior to the transfer of such funds to the indenture trustee, the servicers may invest those funds for its own account.

SERVICER COMPLIANCE

Each servicer will agree to deliver to the trust and the indenture trustee an annual compliance report and a certificate signed by an authorized officer of such servicer stating that, to the officer’s knowledge, the servicer has fulfilled its obligations in all material respects under its applicable servicing agreement. If there has been a material default, the certificate will describe that default.

Each servicer will agree to notify the indenture trustee and the eligible lender trustee of defaults under its applicable servicing agreement. The compliance report will include, to the extent applicable for a particular servicer, assessments of compliance regarding:

general servicing considerations;

cash collection and administration;

Exhibit A-1

investor remittances and reporting; and

administration of the student loan assets in the pool.

Each servicer will agree to engage a firm of independent public accountants to furnish to the trust and the indenture trustee an annual report attesting to an assertion by the servicer as to such servicer’s compliance with certain minimum servicing standards.

These reports and certificates will be attached as exhibits to the trust’s annual report filed with the SEC on Form 10-K. You may obtain copies of these reports and certificate by sending a written request to the administrator.

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

General. GLELSI acts as a loan servicing agent for the trust. GLELSI is a wholly owned subsidiary of Great Lakes Higher Education Corporation (“GLHEC”), a Wisconsin nonstock, nonprofit corporation. The primary operations center for GLHEC and its affiliates (including GLELSI) is in Madison, Wisconsin, which includes the data processing center and operational staff offices for both guarantee support services provided by GLELSI to GLHEC and affiliates and third-party guaranty agencies and lender servicing and origination functions. GLHEC and affiliates also maintain regional offices in Columbus, Ohio and St. Paul, Minnesota and customer support staff located nationally.

In 1977, GLHEC (formerly known as Wisconsin Higher Education Corporation) established the Lender Servicing Program to encourage private lenders to participate in the FFELP. In 1985, GLHEC added loan origination services for lenders. In 1995, GLHEC began originating and servicing private Alternative loans for lenders. In 1996, GLELSI was formed as a loan servicing subsidiary corporation of GLHEC.

In June 2004, GLELSI received the Exceptional Performer designation from the U.S. Department of Education (the “Department”). As a result, lenders serviced by GLELSI are eligible to receive the maximum reimbursement on all claims submitted for insurance. Lenders risk sharing exposure is reduced as long as GLELSI retains the Exceptional Performer designation. GLELSI could lose its Exceptional Performer designation as a result of a variety of factors, including changes to the Higher Education Act. GLELSI could also lose Exceptional Performer status if subsequent audits fail to meet the Department’s standards.

In March 2005, Moody’s Investors Service assigned its highest servicer quality (SQ) rating of SQ1 to GLELSI as a servicer of FFELP student loans. Moody’s SQ ratings represent its view of a servicer’s ability to prevent or mitigate losses across changing markets. Moody’s rating incorporates an assessment of performance measurements including delinquency transition rates, cure rates and claim reject rates – all valuable indicators of a servicer’s ability to get maximum returns from student loan portfolios.

As of February 28, 2006, GLELSI serviced 1,863,699 student and parental accounts with an outstanding balance of $28.5 billion for over 1,200 lenders nationwide. As of February 28, 2006, 63% of the portfolio serviced by GLELSI was in repayment status, 5% was in grace status and the remaining 32% was in interim status. GLELSI will provide a copy of GLHEC’s most recent consolidated financial statements on receipt of a written request directed to 2401 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.

The total number of serviced accounts has grown by an annual average of 10.3% over the past ten years and 12.6% over the past five years. The number of FFELP accounts has grown by an annual average of 8.9% over the past ten years and 11.4% over the past five years. The number of private Alternative loan accounts has grown by an annual average of 63.9% over the past ten years and 24.7% over the past five years.

The GLELSI servicing agreement. The GLELSI servicing agreement will continue until terminated according to its terms. The GLELSI servicing agreement may be terminated by either the trust or GLELSI at the end of any calendar quarter by advance written notice to the other party. GLELSI may assign its rights under the GLELSI servicing agreement only to an affiliate to which its FFELP lender servicing program is transferred in whole or substantial part; provided, however, that a rating confirmation must be obtained if the trust enters into a servicing agreement with a servicer other than GLELSI or ACS. A “rating confirmation” is a confirmation from each rating agency then rating the offered notes that an action or a rating event with respect to an interest rate swap agreement or currency swap agreement, as applicable, will not result in a reduction, qualification or withdrawal of the current rating of the offered notes.

Under the GLELSI servicing agreement, GLELSI agrees to service all student loans in the trust for which it is responsible in accordance with the Higher Education Act, the rules and regulations of the guarantee agencies and standards and practices that are customary for the servicing of FFELP loans. In accordance with such customary servicing standards and practices, but subject to the express terms of the GLELSI servicing agreement, GLELSI will perform (among others) the following duties:

service the trust’s student loans in such a manner so as to maintain the guarantee in full force at all times;

prepare and mail directly to the borrower all required statements, notices, disclosures and demands;

retain records of contacts, follow-ups, collection efforts and correspondence regarding each student loan;

provide accounting for all transactions related to individual student loans;

process all deferments and forbearances;

process all address changes and update address changes accordingly;

as permitted by the Higher Education Act, take all steps necessary to file a claim for loss with the appropriate guarantor;

provide data as required by any guarantor;

prepare and deliver monthly certain reports about the prior month’s activity;

prepare and forward to the Department of Education on a quarterly basis a Lenders Interest and Special Allowance Request and Report;

retain all documents concerning the loans received by GLELSI directly or from the the depositor or the administrator pertaining to each education loan, in accordance with applicable requirements;

establish a third-party lockbox account into which borrowers will make all loan payments; and

provide such other services as servicers customarily provide and deem appropriate.

Under the GLELSI servicing agreement, GLELSI generally may cure a deficiency in its performance; provided, however, GLELSI will be obligated to pay the trust an amount equal to the outstanding principal balance, less the amount subject to the risk sharing provisions of the Higher Education Act, plus all accrued interest and other fees due to the date of purchase of a student loan in the event GLELSI causes the student loan to be denied the benefit of any applicable guarantee and are unable to cause the reinstatement of the guarantee within twelve months of denial by the applicable guarantee agency. Upon payment, the loan will be subrogated to GLELSI. In the event GLELSI cures any such student loan, the trust will repurchase the loan in an amount equal to the then outstanding principal balance plus all accrued interest due on the student loan, less the amount subject to the risk sharing provisions of the Higher Education Act, whereupon the subrogation rights of GLELSI will terminate.

Under the GLELSI servicing agreement, GLELSI may perform additional servicing activities not otherwise specified at the request of the trust.

Exhibit B

FORM OF ANNUAL COMPLIANCE CERTIFICATE

Great Lakes Educational Loan Services, Inc. (the “Servicer”) hereby certifies as of December 31, 20     as follows:

1.	The undersigned has reviewed, for the period beginning January 1, 20 and ending December 31, 20 : (a) the activities of the Servicer as they relate to the Student Loan Servicing Agreement dated as of May 25, 2006 (the “Issuer Servicing Agreement”) between the Servicer and Goal Capital Funding Trust 2006-1 (the “Issuer”) and the Student Loan Servicing Agreement dated as of October 1, 2005 (the “Depositor Servicing Agreement” and, together with the Issuer Servicing Agreement, the “Agreements”) between the Servicer and Goal Capital Funding, LLC (the “Depositor”), (b) the Servicer’s performance under the Agreements and (c) all [Servicing Reports] and other information delivered by the Servicer for such period (the “Monthly Reports”). The performance by the Servicer of its obligations under the Agreements has been made by persons under the direct supervision of the undersigned.

2.	To the best knowledge of the undersigned, the Monthly Reports, taken as a whole, do not contain any untrue statement of a Material fact or omit to state a Material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	To the best of my knowledge of the undersigned, all of the information required to be provided under the General Certificate of Servicer dated May , 2006 for the period covered by this report is included in the Monthly Reports;

4.	[To the best knowledge of the undersigned, based on our review of the Servicer’s performance under the Agreements, the Servicer has fulfilled all of its obligations under the Agreements for the period beginning January 1, 20 and ending December 31, 20 .]

or

[The Servicer has failed to fulfill the following obligations under the Agreements during the period beginning January 1, 20     and ending December 31, 20    .                      (specify as to nature and status of each default under the Agreements).]

5.	The Servicer has disclosed to Goal, the Issuer and the Depositor all Material instances of the Servicer’s noncompliance with the Servicing Criteria.

Exhibit B-1

This report is delivered pursuant to Item 1123 of Regulation AB and Rules 13a-14 and 15d-14 under the Securities Exchange Act of 1934, as amended.

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

By:
Name:
Title:

Exhibit C

FORM OF REGULATION AB ITEM 1122

REPORT ON ASSESSMENT OF COMPLIANCE WITH SERVICING CRITERIA

The undersigned, Great Lakes Educational Loan Services, Inc. (the “Servicer”) hereby certifies as of December 31, 20     as follows:

1.	The Servicer is responsible for assessing compliance by the Servicer with the Servicing Criteria applicable to the Servicer. As used herein, “Servicing Criteria” means the servicing criteria set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, which are applicable to the Servicer’s role. The Servicing Criteria in effect on the date of this Report are set forth on Schedule 1 to this Report.

2.	The Servicer used the criteria set forth in Schedule 1 to assess compliance with the applicable Servicing Criteria;

3.	The following items set forth in Schedule 1 are not applicable to the Servicer’s role: [Insert Items] [1]

4.	The Servicer has complied with the applicable Servicing Criteria as of and for the year ended December 31, 200 . [Disclose any Material instance of noncompliance identified by the Servicer.]

5.	[CPA Firm], a registered public accounting firm, has issued an attestation report on the Servicer’s assessment of compliance with the applicable Servicing Criteria as of and for the year ended December 31, 200 .

This Report is delivered pursuant to Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended and Item 1122 of Regulation AB.

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

By:
Name:
Title:

[1]	Instruction.

If certain servicing criteria are not applicable to the asserting party based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving such party and that are backed by the same asset type backing the class of asset-backed securities, Item 1122 of Regulation AB provides that the inapplicability of the criteria must be disclosed in that asserting party’s and the related registered public accounting firm’s reports.

Exhibit C-1

Schedule 1

to

Report On Assessment Of Compliance With Servicing Criteria

SERVICING CRITERIA

General servicing considerations.

(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the Issuer Servicing Agreement.

(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained. (Not applicable.)

(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements. (Not applicable.)

(2)	Cash collection and administration.

(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the Issuer Servicing Agreement.

(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel. (Not applicable.)

(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements. (Not applicable.)

(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements. (Not applicable.)

(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the Issuer Servicing Agreement. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of 17 CFR § 240.13k-1(b)(1).

(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.

(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations:

(A)	Are mathematically accurate;

(B)	Are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the Issuer Servicing Agreement;

(C)	Are reviewed and approved by someone other than the person who prepared the reconciliation; and

(D)	Contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the Issuer Servicing Agreement.

(3)	Investor remittances and reporting. (Not applicable.)

(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports:

(A)	Are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (Not applicable.)

(B)	Provide information calculated in accordance with the terms specified in the transaction agreements; (Not applicable.)

(C)	Are filed with the Commission as required by its rules and regulations; and (Not applicable.)

(D)	Agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer. (Not applicable.)

(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements. (Not applicable.)

(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements. (Not applicable.)

(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (Not applicable.)

(4)	Pool asset administration.

(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents. (Not applicable.)

(ii)	Pool assets and related documents are safeguarded as required by the Issuer Servicing Agreement.

(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements. (Not applicable.)

(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Issuer Servicing Agreement, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.

(vi)	Changes with respect to the terms or status of an obligor’s pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Issuer Servicing Agreement and related pool asset documents.

(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Issuer Servicing Agreement.

(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the Issuer Servicing Agreement. Such records are maintained on at least a monthly basis, or such other period specified in the Issuer Servicing Agreement, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.

(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (Not applicable.)

(A)	Such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (Not applicable.)

(B)	Interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (Not applicable.).

(C)	Such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements. (Not applicable.)

(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements. (Not applicable.)

(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission. (Not applicable.)

(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements. (Not applicable.)

(xiv)	Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in accordance with the Issuer Servicing Agreement.

(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the Issuer Servicing Agreement.